                                                                   EXHIBIT 10.28

                      NOTE AND WARRANT PURCHASE AGREEMENT

     NOTE AND WARRANT PURCHASE AGREEMENT (the "Agreement") made as of this
7th day of February by and among TESCORP, INC., a Texas corporation (the "Company"), and each of the purchasers whose name and signature appears on the signature page hereof (each, a "Purchaser" and collectively, the "Purchasers").

     Intending to be legally bound hereby, the parties hereto agree as follows:

        ARTICLE 1. Sale and Purchase of the Notes and Warrants; Closing
                   ----------------------------------------------------

          1.1  Sale of Notes and Warrants.
               --------------------------

          (a) The Company has authorized the issuance of its 13% Senior Notes due February 7, 1998 in the aggregate principal amount of up to $5,000,000 (subject to the Overallotment (as defined in Section 7.1)) (individually, a "Note" and collectively, the "Notes"). Each Note originally issued hereunder will bear interest on the unpaid principal amount at a rate of 13% per annum, calculated for the actual number of days the principal is outstanding based on a 360-day year, from its date of issuance payable semi-annually in arrears on August 7, and February 7, commencing August 7, 1997. The principal of the Notes shall be payable in full on February 7, 1998. The Notes will have the other terms and provisions provided herein and in the form of Note attached hereto as Exhibit A.

          (b) The Company has authorized the issuance of warrants having the terms and provisions provided herein and in the form of warrant attached hereto as Exhibit B to purchase an aggregate of up to 175,000 shares (subject to the Overallotment) of its common stock, $.02 par value per share ("Common Stock"), subject to adjustment, at a purchase price of $4.00 per share (individually, a "Warrant" and collectively, the "Warrants"). The shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares". The Notes, Warrants and Warrant Shares are hereinafter referred to as the "Securities".

          (c) Subject to the terms and conditions set forth herein, upon the execution hereof, the Company agrees to sell, issue and deliver to each Purchaser, a Note in the aggregate principal amount set forth next to such Purchaser's name on the signature page hereof and a Warrant to purchase the number of shares of Common Stock, subject to adjustment, set forth next to such Purchaser's name on the signature page hereof, and such Purchaser agrees to purchase such Note and Warrant.

          1.2  Purchase Price.
               --------------

          (a) The aggregate purchase price of the Notes and Warrants to be issued and sold to the Purchasers hereunder shall be $5,000,000 (subject to the Overallotment) (the "Purchase Price").

          (b) The Purchase Price for the Notes and Warrants purchased by each Purchaser shall be as set forth next to such Purchaser's name on the signature page hereof and shall be paid to the Company by wire transfer of immediately available funds to an account designated by the Company.

          1.3  Closing.  Subject to the satisfaction or waiver of the conditions
               -------
set forth herein, the closing of the purchase and sale of the Notes and Warrants (the "Closing") shall take place upon the execution hereof at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, 1401 Walnut Street, Philadelphia, Pennsylvania 19102, or at such other place and time and date as may be mutually agreed.

          ARTICLE 2. Representations and Agreements of the Purchasers
          -----------------------------------------------------------

          2.1  Receipt of Materials.  Each Purchaser hereby acknowledges receipt
               --------------------
of copies of (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1996, (the "Annual Report") and (ii) the Company's Quarterly Reports on Form 10-QSB for the quarterly periods ended June 30, 1996 and September 30, 1996, (the "Quarterly Reports"). The Annual Report and Quarterly Reports are collectively referred to as the "Materials."

          2.2  Agreement Not To Sell Securities. The Purchasers hereby
               ---------------------------------
acknowledge, understand and agree that:

          (a) Except as provided in Article 4 hereof , none of Securities have been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and may not be transferred unless (i) subsequently registered thereunder, (ii) a Purchaser shall have delivered to the Company an opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold, assigned or transferred pursuant to an exemption from such registration or (iii) sold pursuant to Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144").

          (b) The Notes, Warrants and, until such time as the Warrant Shares have been sold pursuant to a registration statement pursuant to the Securities Act or otherwise sold by a Purchaser pursuant to Rule 144, the certificates for the Warrant Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THEY MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT

     PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR A VALID EXEMPTION THEREFROM."

     2.3  Acknowledgments.  The Purchasers hereby acknowledge, understand  and
          ----------------
agree  that:

          (a) No Federal or state agency has made any findings or determination as to the fairness of the offering of the Notes and Warrants for investment, or any recommendation or endorsement of the Notes and Warrants. Each Purchaser acknowledges that the Notes and Warrants are being purchased for its own account, not as a nominee or agent, for investment and not for distribution or resale of any part thereof to others. Each Purchaser acknowledges that the Company has made available at a reasonable time prior such Purchaser's investment the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to evaluate an investment in the Company or to verify the accuracy of the information set forth in the Materials.

          (b) None of the Securities have been registered under the Securities Act and the Purchasers must bear the economic risk of the investment indefinitely (subject to the rights set forth in Article 4 hereof) because none of the Securities may be sold except in accordance with Section 2.2 above and
Article 4 hereof.

          (c) The Securities are subject to the particular investment restrictions and conditions established by various states and each Purchaser shall comply with the restrictions and conditions which are applicable in such Purchaser's state of residence.

     2.4  Representation and Warranties.  Each Subscriber hereby further
          ------------------------------
severally represents and warrants on its on behalf  that:

          (a) The Purchaser understands that there is no established market for the Notes or Warrants and that no public market for the Notes or Warrants is currently foreseeable.

          (b) The Purchaser is acquiring the Securities for its own account for investment purposes only and not with a view to the resale or distribution thereof.

          (c) The Purchaser has not and will not, directly or indirectly, offer, sell, transfer, assign, exchange or otherwise dispose of all or any of the Securities except in accordance with the provisions of this Agreement or the Warrants, as applicable, as long as such documents remain in effect.

          (d) The Purchaser is acquiring the Notes and Warrants without having relied upon any offering literature or prospectus other than the Materials. The Purchaser has such knowledge and experience in financial, business and tax matters that the

Purchaser is capable of evaluating the merits and risks relating to the Purchaser's investment in the Securities and making an investment decision with respect to the Company.

          (e) To the full satisfaction of the Purchaser, the Purchaser has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and the investment in the Securities.

          (f) The Purchaser has adequately analyzed the risks of an investment in the Securities and it has determined that the Securities are a suitable investment for the Purchaser and that the Purchaser is able at this time, and in the foreseeable future, to bear the economic risk of a total loss of its investment in the Company.

          (g) The Purchaser is aware that there are substantial risks attendant to an investment in the Securities.

          (h) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Act as presently in effect and is purchasing the Securities for its own account. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

          (i) The Purchaser understands that the Notes and Warrants are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Notes and Warrants. The Purchaser hereby agrees to indemnify and hold harmless the Company and all Persons deemed to be in control of the Company from and against any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and attorneys' fees and expenses in connection with any action, suit or proceeding brought against the Company) incurred or suffered by the Company out of the inaccuracy of any of the representations or warranties made by the Purchaser in this Article 2. All such representations shall survive the delivery of the Materials and the purchase by the Purchaser of any Securities. The Company shall give prompt written notice to the Purchaser of the assertion of any claim for which indemnity may be sought hereunder, specifying with reasonable particularity the basis therefor, together with any supporting information reasonably requested by the Purchaser, and the amount of the damage, loss, liability or expense. If any amount is due by the Purchaser to the Company pursuant to this paragraph, the Purchaser will make such payment not later than 60 days after receipt by the Purchaser of notice of the amount due.

     2.5  Transferability.  Without the Company's consent, the Purchaser agrees
          ----------------
not to transfer or assign this Agreement or any interest herein and not to sell or assign the Securities except in accordance with the terms of this Agreement and all applicable laws.

     2.6  Execution Authorized.  If this Agreement is executed on behalf of a
          ---------------------
corporation, partnership, trust or other entity, the execution of this Agreement in connection with the purchase of the Notes and Warrants has been duly authorized, and this Agreement is binding upon such corporation, partnership, trust or other entity.

           ARTICLE 3.  Representations and Warranties of the Company
           ---------------------------------------------------------

     The Company hereby represents and warrants to the Purchaser that, as of the date hereof:

     3.1  Organization and Qualification.  The Company is a corporation duly
          ------------------------------
organized and validly existing under the laws of the State of Texas and has all requisite corporate power and authority to enter into this Agreement and the Warrant and to consummate the transactions contemplated hereby and thereby. The Company is duly qualified and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary and where the failure to be so qualified has or would be reasonably expected to have a Material Adverse Effect (as defined below); provided, however, that the Company has not obtained all foreign ownership approvals required in connection with its ownership of certain cable systems located in Argentina. The term "Material Adverse Effect" means any change or effect that is or is reasonably likely to be materially adverse to the business, results of operations or financial condition or prospects of the Company.

     3.2  Authorization.  (i)  All corporate action on the part of the Company
          -------------
necessary for the authorization, execution and delivery of this Agreement and the Warrants and the performance of all obligations of the Company under this Agreement and the Warrants has been taken and (ii) all corporate action on the part of the Company necessary for the authorization, issuance (and reservation for issuance) and delivery of the (A) Notes on the terms set forth herein and therein, (B) the Warrants and (C) the Warrant Shares will have been taken as of the Closing. This Agreement and the Warrants issuable hereunder constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws relating to or affecting the enforcement of creditors' rights generally, and except that the availability of specific performance, injunctive relief or other equitable remedies is subject to the discretion of the court before which any such proceeding may be brought.

     3.3  Valid Issuance of the Notes, Warrants and Warrant Shares.  The Notes,
          --------------------------------------------------------
when issued and delivered against payment therefor in accordance with this Agreement will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws relating to or affecting the enforcement of creditors' rights generally, and except that the availability of specific performance, injunctive relief or other equitable remedies is subject to the discretion of the court before which any such proceeding may be brought. The Warrants, when issued and delivered against payment therefor in accordance with this Agreement will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws relating to or affecting the enforcement of creditors' rights generally, and except that the availability of specific performance, injunctive relief or other equitable remedies is subject to the discretion of the court before which any such proceeding may be brought. The requisite number of shares of duly authorized and unissued Common Stock of the Company have been duly authorized and reserved for issuance upon the exercise of the Warrants, and no further corporate action is required for the valid issuance of Common Stock upon the exercise of the Warrants. The Warrant Shares will, at the time of the Closing and thereafter, not be subject to preemptive or similar rights of any person, and when issued against payment therefor in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable.

     3.4  Governmental Consents.  No consent, approval, order or authorization
          ---------------------
of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement and the Warrants, except for where the failure to comply with any such requirement would not have a Material Adverse Effect.

     3.5  Conflicting Instruments.  The execution and delivery of this
          -----------------------
Agreement, the Notes and the Warrants does not, and the consummation of the transactions contemplated hereby in compliance with the terms hereof will not as of the date hereof: (i) conflict with or result in any violation of the laws of its jurisdiction of incorporation or other applicable statutory requirements, or any provision of its certificate of incorporation or by-laws, (ii) conflict with, result in a violation or breach of, or constitute a default (or give rise to any right of termination, revocation, cancellation or acceleration) under, any note, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment, agreement or arrangement to which it is a party or by which it is bound, or by or to which any of its properties or assets may be bound or subject, (iii) result in the creation or imposition of a lien on any properties or assets owned or leased and operated by the Company, (iv) conflict with or result in a violation of any judgment, order, decree, writ, injunction, statute, law, ordinance, rule or regulation applicable to it or any of its property or assets, or (v) violate or result in the revocation or suspension of any permit held by the Company, (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

     3.6  SEC Filings; Financial Statements.  The Company has filed all forms,
          ---------------------------------
reports and documents required to be filed by it with the Securities and Exchange Commission (the "SEC") and has heretofore made available to the Purchasers, in the form filed with the SEC (excluding any exhibits thereto) each of the Materials. The Materials were prepared in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder and did not at the time they were filed and as of the date hereof contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company contained in the Materials complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.

     3.7  Accuracy of Representations and Warranties.  No representation or
          ------------------------------------------
warranty made by the Company in this Agreement and no statement made or contained in any certificate or instrument delivered or to be delivered by the Company pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.


                        ARTICLE 4.  Registration Rights
                        -------------------------------

     4.1  Definitions.  For purposes of this Article 4:
          -----------

          (a) The term "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document;

          (b) The term "Registrable Securities" means the Warrant Shares and any shares of Common Stock or other securities subsequently issued with respect to such Warrant Shares (by stock split, stock dividend or otherwise); and

          (c) The term "Holder" means any Person owning or having the right to acquire Registrable Securities.

     4.2  Registration.
          ------------

          (a) If (but without any obligation to do so) the Company proposes at any time prior to the expiration of the Effectiveness Period (as defined below) to register any shares of its securities for its own account or the account of others under the Securities Act (other than a registration relating solely to the sale of securities to participants in a stock plan of the Company, or a registration on any form which does not include substantially the same information, other than information related to the selling shareholders or their plan of distribution, as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give the Holders written notice of such registration. Upon the written request of any Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 4.2(b), cause to be registered under the Securities Act, and to be included in such underwritten offering, all of the Registrable Securities that such Holder has requested to be so registered.

          (b) In connection with any offering involving an underwriting of shares as contemplated by Section 4.2(a), the Company shall not be required under this Section 4.2(b) to include any Registrable Securities in such underwriting unless the Holders accepts the customary and reasonable terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering. If the total amount of Registrable Securities requested to be included in such offering exceeds the amount of securities that the underwriters believe in their sole discretion to be compatible with the success of the offering, then the Holders may include in the offering only that number of such Registrable Securities which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Holders and other stockholders of the Company with the same rights as the Holders as of the date of this Agreement to include Common Stock in such underwriting (the "Other Holders"), according to the total amount of securities entitled to be included therein owned by the Holders and each Other Holder or in such other proportions as shall mutually be agreed to by the Holders and such Other Holders); provided, however, Registrable Securities shall be excluded from such offering only to the extent that no securities other than those sold for the account of the Company, the Holders and Other Holders are included in such offering.

     4.3  Obligations of the Company.  Whenever required under this Article 4 to
          --------------------------
effect the registration of any Registrable Securities, the Company shall, within the time limits set forth in this Article 4, or if no specific time limit is specified, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and thereafter keep such registration statement effective at all times until the third anniversary of the Closing Date (the "Effectiveness Period").

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, including but not limited to, any amendments or supplements which must be prepared as a result of the engagement of an underwriter by a Holder in the distribution of its Registrable Securities pursuant to Sections 4.2 hereof.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) In the case of an underwritten public offering, furnish, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Article 4, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in such form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and the Holders, and (ii) a letter, dated such date, from the independent certified public accountants of the Company, in such form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and the Holders.

     4.4  Furnish Information.  It shall be a condition precedent to the
          -------------------
obligations of the Company to take any action pursuant to this Article 4 with respect to the Registrable Securities of any selling Holder that such Holder shall have furnished to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

     4.5  Expenses of Registration.  All expenses (other than underwriting
          ------------------------
discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to this Article 4, including without limitation all registration, filing and qualification fees, printers, and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, in the event the Company includes in any registration statement shares for sale for its own account, it shall pay the pro rata portion of any underwriting discounts and commission attributable to such securities for its own account.

     4.6  Indemnification and Contribution.  In connection with a registration
          --------------------------------
statement under this Article 4:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) and each Person (as defined below) if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities (joint or several) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus (but only if such is not corrected in the final prospectus) contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (but only if such is not corrected in the final prospectus), or (iii) any violation or alleged violation by the Company in connection with the registration of Registrable Securities under the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling Person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 4.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any such Holder, underwriter or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling Person.

          For the purposes of this Agreement, "Person" shall mean any individual, corporation, limited liability company, partnership, joint venture association or any other entity.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this
Section 4.6(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 4.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this Section 4.6(b) exceed the net proceeds from the offering received by such Holder.

          (c) Promptly after receipt by an indemnified party under this Section
4.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party who is a named party in such action shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would, in the reasonable opinion of counsel to the indemnifying party, be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability (including contribution pursuant to Section 4.6(d) hereof) that it may have to any indemnified party other than this Section 4.6.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 4.6(a) is applicable but for any reason is held to be unavailable from the Company with respect to all Holders or any Holder, the Company and the Holder or Holders, as the case may be, shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the Company and one or more of the Holders may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand, and the Holder or Holders on the other, in connection with statements or omissions which resulted in such losses, claims, damages or liabilities. Notwithstanding the foregoing, no Holder shall be required to contribute any amount in excess of the net proceeds received by such Holder from the Registrable Securities sold by such Holder pursuant to the registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Person, if any, who controls a Holder within the meaning of the Securities Act shall have the same rights to contribution as such Holder.

          (e) The obligations of the Company and Holders under this Section 4.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article 4 or otherwise.

     4.7  Amendment of Registration Rights.  Any provision of this Article 4 may
          --------------------------------
be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. An amendment or waiver effected in accordance with this Section shall be binding upon each Holder of Registrable Securities then outstanding, each future Holder of all such securities, and the Company.


              ARTICLE 5.  Covenants of the Company After Closing.
              ---------------------------------------------------

     5.1  Rule 144.
          --------

          (a) The Company covenants that (i) the Company will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Securities Act; and (ii) at all such times as Rule 144 is available for use by the holders of the Notes, Warrants or Warrant Shares, the company will furnish each such holder upon request with all information within the possession of the Company required for the preparation and filing of Form 144.

          (b) At all times during which the Company is neither subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the 1934 Act, it will provide as promptly as practicable (in any event not later than twenty (20) days after initial request) in written form, upon the written request of a Purchaser or a prospective buyer of a Note, Warrant or Warrant Shares from such Purchaser, all information required by Rule 144A(a)(4)(i) of the General Regulations promulgated by the Commission under the Securities Act ("Rule 144A Information"). The Company's obligations under this Section shall at all times be contingent upon the applicable Purchaser's obtaining from a prospective buyer an agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than a person who will assist such buyer in evaluating the purchase of a Note, Warrant or Warrant Shares, as applicable.

     5.2  Optional Redemption of the Notes.
          --------------------------------

          (a) In the event (the occurrence of such an event being referred to herein, as a "Redemption Event") the Company receives net proceeds from (i) an offering of its securities or (ii) the consummation of debt financing, in an amount sufficient to satisfy all of the Company's payment obligations under the Notes (i.e., the repayment of the principal and any and all interest accrued and unpaid, if any, on the then outstanding Notes through the date of redemption of such Notes), the Company shall notify the holders of Notes, as reflected on the books of the Company, of the occurrence of such Redemption Event within 15 days thereof (an "Event Notice").

          (b) Within 15 days after the giving of an Event Notice, each holder of a Note may, at their option, exercisable within such 15 day period, elect to have all, but not less than all, of the then outstanding Notes held by such holder redeemed by the Company by delivering to the Company a notice setting forth their election to have the Company redeem all of their Notes (any such notice, a "Redemption Notice").

          (c) Not more than 30 days after its receipt of a Redemption Notice, the Company shall redeem (a "Redemption"), for cash, all of the Notes to which such Redemption Notice relates upon the surrender of such Notes for cancellation.

          (d) The redemption price payable by the Company on account of any Notes whose Holders has submitted a Redemption Notice shall be equal to the aggregate principal amount of Notes to be redeemed plus accrued and unpaid interest, if any, thereon through the date of Redemption.

          (e)  Following the occurrence of a Redemption Event:

               (i) the Company shall at all times be obligated to maintain an amount of cash on its books equal to the aggregate principal amount of Notes then outstanding; and

               (ii) notwithstanding the failure of all or any of the holders of the Notes to exercise their option to have their Notes redeemed pursuant to this
Section 5.2, the Company shall be relieved from its obligation to comply with the terms of Section 5.3(c) hereof.

     5.3  Negative Covenants.  The Company covenants that, so long as any Notes
          ------------------
remain outstanding and unpaid, the Company shall not, directly or indirectly, without the prior written consent of the holders of a majority of the aggregate principal amount of Notes then outstanding (such consent not to be unreasonably withheld, conditioned or delayed):

          (a) declare or pay any dividends or make any other distribution (whether in cash or property) on any shares of its capital stock now or hereafter outstanding, other than dividends or distributions on the Company's Series 1990 10% Convertible Preferred Stock and Series 1995 8% Convertible Preferred Stock;

          (b) purchase, redeem, retire or otherwise acquire for value (i) any shares of its capital stock, warrants or options therefor or (b) any Indebtedness (as defined below) which is junior to the Notes, now or hereafter outstanding, except in the ordinary course of business;

          (c) create, incur, assume or suffer to exist, any Indebtedness which is (i) senior to the Notes or (ii) secured by a lien on all, or any part, of the Company's assets existing as of the date hereof; or

          (d) engage in any transactions with "affiliates" (as such term is defined under Rule 12b-2 of the Exchange Act) of the Company, unless such transaction or series of transactions is on terms no less favorable to the Company to those which could have been obtained in a comparable transaction at such time from persons who are not affiliates of the Company, as approved in good faith by a majority of the Company's Board of Directors.

          "Indebtedness" of a person, at a particular date, shall mean (a) all
           ------------
indebtedness of such person for borrowed money or for the deferred purchase price of property, (b) the face amount of all letters of credit issued in favor of such person (to the extent not covered by clause (a) hereof), (c) all liabilities secured by any lien on any property owned by such person, to the extent attributable to such person's interest in such property, even though such person has not assumed or become liable for the payment thereof and (d) lease obligations of such person which should be capitalized.


                         ARTICLE 6.  Events of Default.
                         -----------------------------

     6.1  Events of Default.
          -----------------

          (a) Each of the following is an "Event of Default":

              (i) Default shall be made in the payment of any installment of interest on any of the Notes when and as the same shall become due and payable, and such default shall have continued for a period of 15 days after receipt of written notice from the holder thereof.

              (ii) Default shall be made in the payment of any principal of any of the Notes or any part thereof when and as the same shall become due and payable, either at maturity or at a date fixed for payment or prepayment or by acceleration or otherwise.

              (iii) Default in any material respect shall be made in the due performance or observance of any other covenant, agreement or provision herein, other than a default of the Company's obligations under Article 4 hereof, or in the Notes to be performed or observed by the Company or a material breach shall exist in any representation or warranty herein or therein contained when made, and such default or breach shall have continued for a period of 30 days after receipt of written notice thereof to the Company from the holder of any Note.

              (iv) The Company shall (A) apply for or consent to the appointment of a receiver, trustee or liquidator for it or any of its property, (B) admit in writing its inability to pay its debts as they mature, (C) make a general assignment for the benefit of creditors, (D) be adjudicated a bankrupt or insolvent or (E) file a voluntary petition in bankruptcy, a petition or answer seeking reorganization or an arrangement which creditors to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or (F) corporate action shall be taken by it for the purpose of effecting any of the foregoing.

              (v) An involuntary petition in bankruptcy shall be filed against the Company or similar involuntary proceedings shall be commenced against it under any law relating to bankruptcy, reorganization, insolvency, readjustment of debt, liquidation or liquidation, or a receiver, trustee, or liquidator shall be appointed without its consent for it or any of its property, and, in any such case, (i) an order for relief or similar order is entered, or (ii) the proceeding shall not have been dismissed within 90 days after its commencement, or (ii) the receiver, trustee, or liquidator shall not have been discharged within 90 days after his appointment.

     6.2  Remedies.
          --------

          (a) If an Event of Default shall occur and be continuing, the holders of a majority of the aggregate principal amount of the Notes then outstanding may declare the unpaid principal of the Notes, with accrued interest, to be forthwith due and payable (an "Acceleration"), whereupon such principal and interest shall be due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived, if such Event of Default shall not have been fully cured prior thereto.

          (b) Following an Acceleration:

              (i) each holder of a Note may exercise the rights and remedies provided for or otherwise available to it or him in any other agreement, by law or in equity; and

               (ii) the rate of interest on the Notes shall increase to 18%, which increase shall be retroactive to the date of the Event of Default to which such Acceleration relates.

          (c) If one or more holders of the Notes shall demand payment thereof or take any other action provided for hereunder (of which the Company has actual knowledge) in respect of an Event of Default, the Company will forthwith give written notice thereof, specifying such action and the nature of such event, to each holder of record of the Notes then outstanding. The Company will also give prompt written notice to each holder of record of the Notes at the time outstanding of any written instrument of rescission or annulment filed with it as aforesaid.


                           ARTICLE 7.  Miscellaneous.
                           -------------------------

     7.1  Overallotment.  The Purchasers hereby acknowledge that the Company
          -------------
shall have the right, on or prior to February 17, 1997, to issue up to an additional (i) $1,000,000 aggregate principal amount of Notes and (ii) 35,000 Warrants, upon the terms and conditions set forth herein.

     7.2  Survival of Representations, Warranties and Agreements.  All
          ------------------------------------------------------
covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement and the issuance and sale of the Notes and Warrants hereunder; provided, however, representations and warranties made herein or therein shall only be deemed to have been made as of the date hereof or thereof.

     7.3  Definition of Terms.  All pronouns and any variations thereof used
          --------------------
herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

     7.4  Governing Law.  This Agreement shall be governed by the laws of the
          --------------
State of Texas applicable to contracts made and wholly performed in that jurisdiction.

     7.5  Notices.  All notices or other communications hereunder shall be in
          --------
writing and shall be delivered by hand or mailed by registered or certified mail, return receipt requested, to the Purchasers at the address provided on
Schedule 1 and the Company at its principal executive offices located at 327 Congress Avenue, Suite 200, Austin, Texas, 78701, Attention: Jack S. Gray, Jr., President. The Company and the Purchasers may change their addresses for notices by written notice to each other, as required.

     7.6  Expenses.  The Company shall be responsible for the payment of all
          ---------
reasonable expenses incurred by the parties in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the Notes and the Warrants, to be executed and delivered in connection herewith.

     7.7 THE NOTES AND WARRANTS OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY, OR REGISTERED WITH, THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, NOR HAS THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     7.8  Counterparts.  This Agreement may be executed in counterparts and by
          ------------
facsimile.

     IN WITNESS whereof, the parties have executed this Agreement as of the date first written above.

                                    TESCORP, INC.



                                    By:______________________________
                                       Jack S. Gray, Jr.
                                       President

                           Exhibit A to Exhibit 10.28

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THEY MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR A VALID EXEMPTION THEREFROM.


                                13% SENIOR NOTE
                                ---------------

February 7, 1997                                                     $_________


          FOR VALUE RECEIVED, TESCORP, INC., a Texas corporation ("Borrower"), hereby promises to pay to the order of ________________________________________
or its registered assigns ("Holder") the sum of _______________________________ ($_______) on February 7, 1998 (the "Maturity Date") and to pay interest on the unpaid principal balance hereof at the rate of thirteen percent (13%)(following an Acceleration, the interest rate shall increase to eighteen percent (18%)) per annum, calculated for the actual number of days the principal is outstanding based on a 360-day year, from the date hereof (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or otherwise. Interest shall commence accruing on the Issue Date and shall be payable in arrears semi-annually on August 7, and February 7, commencing August 7, 1997. All payments of principal and interest shall be remitted to Holder at the address set forth next to Holder's name on Schedule 1 to the Purchase Agreement (as defined below) or such other place as Holder may designate by notice in accordance with the terms hereof.

          This Note arises out of a Note and Warrant Purchase Agreement, dated as of the date hereof, by and among Borrower, Holder and others (the "Purchase Agreement"), to which reference is made for a statement of the respective rights and obligations of the Borrower and Holder. Capitalized terms appearing herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement.

          1.  Prepayment.  This Note is not subject to prepayment, except in
              ----------
accordance with a redemption pursuant to Section 2 hereof.

          2.  Redemption.  This Note shall be redeemable at the option of Holder
              ----------
upon the terms and conditions set forth in Section 5.2 of the Purchase
Agreement.

          3.  Holder's Rights Upon Default.  Upon the occurrence of any Event of
              ----------------------------
Default (as defined in Section 6.1 of the Purchase Agreement), Holders shall have the rights set forth in Section 6.2 of the Purchase Agreement.

          4.  Application of Funds.  All sums realized by Holder on account of
              --------------------
this Note, from whatever source received, shall be applied first to any fees, costs and expenses (including attorney's fees) incurred by Holder, second to accrued and unpaid interest and then to principal.

          5.  Miscellaneous.
              -------------

              (a)  Waiver.  The Borrower hereby waives presentment, demand for
                   ------
payment, notice of dishonor or acceleration, protest and notice of protest, and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, excepting any notice requirement set forth in the Purchase Agreement.

              (b)  Failure or Indulgence Not Waiver. No failure or delay on the
                   --------------------------------
part of Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

              (c) Notices. All notices and other communications hereunder shall
                  -------
be in writing and shall be delivered by had or mailed by registered or certified mail, return receipt requested, to the Holder at the address shown on the records of the Borrower; and to Borrower at 327 Congress Avenue, Suite 200, Austin, Texas, 78701, Attention: President. Both Holder and Borrower may change the address for service by service of written notice to the other as herein provided.

              (d) Amendments.  This Note and any provision hereof may only be
                  ----------
amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented. The term "Notes" shall mean this Note and all like instruments (without regard to principal amount) issued by Borrower under the terms of the Purchase Agreement.

              (e) Assignability. This Note shall be binding upon Borrower and
                  -------------
its successors and assigns and shall inure to be the benefit of Holder and its successors and assigns; provided, however, that so long as no Event of Default has occurred, this Note shall only be transferable in whole or in increments of $50,000 subject to the restrictions contained in the restrictive legend on the first page of this Note.

              (f) Cost of Collection. If default is made in the payment of this
                  ------------------
Note, Borrower shall pay Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

              (g) Governing Law. THIS NOTE SHALL BE GOVERNED BY THE INTERNAL
                  -------------
LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

              (h) Replacement. Upon receipt of evidence reasonably satisfactory
                  -----------
to Borrower of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to Borrower, or, in the case of any such mutilation, upon surrender and cancellation of this Note, Borrower, at its expense, will execute and deliver, in lieu thereof, a new Note of like tenor.

              (i) Withholding Tax. Holder agrees to bear the cost of any U.S.
                  ---------------
withholding tax on interest payable under this Note and consents to any such withholding required by United States law.

              (j) Investment Purpose. Holder, by acceptance hereof, (i) agrees
                  ------------------
that this Note is being acquired for investment and that Holder will not offer, sell or otherwise dispose of this Note exercise in accordance with the terms and conditions of the Purchase Agreement and (ii) reaffirms each of its representations and warranties set forth in Article 2 of the Purchase Agreement.

              (k) Severability. In case any provision of this Note is held by a
                  ------------
court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.


          IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.


                                        TESCORP, INC.


                                        By:
                                           -------------------------------------
                                           Jack S. Gray, Jr.
                                           President

                           Exhibit B to Exhibit 10.28

THE WARRANTS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THEY MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR A VALID EXEMPTION THEREFROM.

                             STOCK PURCHASE WARRANT

          THIS STOCK PURCHASE WARRANT dated as of February 7, 1997 is from TESCORP, INC., a Texas corporation (the "Corporation"), to __________________ (the "Warrantholder").

          1.  Grant of Warrants.  For value received, the Corporation hereby
              -----------------
grants to Warrantholder or its registered assigns the right to purchase from the Corporation [35 shares for each $1,000 principal amount of Notes] shares of the Corporation's common stock, par value $0.02 per share (the "Common Stock"), at a price equal to $4.00 per share (the "Exercise Price"), subject to certain conditions described in Section 2 below. The amount and kind of securities purchasable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

          2.  Duration and Exercise of Warrants.  This Warrant shall expire at
              ---------------------------------
5:00 p.m., Austin, Texas time on February 7, 2002 (such date of termination being herein referred to as the "Expiration Date"). This Warrant shall be exercisable immediately as to all of the shares subject to the Warrant.

          In order to exercise the right to purchase Common Stock granted herein, the Warrantholder shall surrender (i) a completed Exercise Agreement in the form attached hereto as Exhibit A and (ii) this Warrant, and shall tender funds in an amount equal to the product of the number of shares of Common Stock being so purchased multiplied times the Exercise Price. The Warrantholder may purchase all or any number of the shares of Common Stock subject to the terms and conditions of this Warrant, but in no event shall fractional shares of Common Stock be issued with regard to such exercise.

          Notwithstanding anything to the contrary contained herein, in the event no registration statement filed by the Company under Article 4 of that certain Note and Warrant Purchase Agreement, dated February 7, 1997, pursuant to which this Warrant was originnally issued (the "Purchase Agreement") remains effective to permit the resale of the shares of Common Stock issuable upon exercise of this Warrant, commencing on the third anniversary of the original issuance of this Warrant, this Warrant may be exercised in whole or in part (but not as to fractional shares) on one or more occasions prior to the Expiration Date by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Warrantholder's intention to effect a cashless exercise, including a calculation (to the extent then calculable) of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise", and the date of such presentation and surrender being herein referred to as the "Cashless Exercise Date"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Warrantholder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock to which it would otherwise be entitled by a fraction, the numerator of which shall be the excess, if any, of the Current Market Price (as defined below) as of the Cashless Exercise Date over the Exercise Price, and the denominator of which shall be the Current Market Price as of the Cashless Exercise Date.

          In the event that less than all of the shares of Common Stock subject to this Warrant are purchased at any time prior to the close of business on the Expiration Date, a new Warrant shall be issued for the remaining number of shares of Common Stock which the Warrantholder was at the time entitled to purchase hereunder.

          Prior to the exercise of this Warrant, the Warrantholder shall not be entitled to any rights of a shareholder of the Corporation, including without limitation the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Corporation except as provided herein.

          3.  Adjustment of Exercise Price and Number of Shares Purchasable or
              ----------------------------------------------------------------
Number of Warrants.  The Exercise Price and the total number of shares of Common
------------------
Stock purchasable or numbers of warrants hereunder shall be subject to adjustment from time to time as follows:

          (a) Adjustment for Change in Capital Stock.  If the Corporation:
              --------------------------------------

               (1) pays a dividend or makes a distribution to all holders of its Common Stock in shares of its Common Stock;

               (2) subdivides all of its outstanding shares of Common Stock into a greater number of shares;

               (3) combines all of its outstanding shares of Common Stock into a smaller number of shares; or

               (4) makes a distribution on all of its Common Stock in shares of its capital stock other than Common Stock,

then the Exercise Price in effect and the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to such action shall be adjusted so that the Warrantholder may receive upon the exercise of his Warrant the number and kind of shares of capital stock of the Corporation which he would have owned immediately following such action if he had exercised such Warrant immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision or combination.

          If after an adjustment the Warrantholder upon exercise of his Warrant may receive shares of two or more classes of capital stock of the Corporation, the Corporation shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the Exercise Price of each class of capital stock thereafter shall be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

          (b) Adjustment for Rights Issue.  If the Corporation distributes any
              ---------------------------
rights or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the lower of the Exercise Price and the Current Market Price (as defined in Section 3(e) below) per share on that record date, the Exercise Price shall be adjusted (but not increased) in accordance with the following formula:



           C' = C x         [(O + ((N x P)/M))/(O + N)]



where:

   C'    =    the adjusted Exercise Price.
   C     =    the current Exercise Price.
   O     =    the number of shares of Common Stock outstanding on the record date.
   N     =    the number of additional shares of Common Stock offered.
   P     =    the offering price per share of the additional shares.
   M     =    the Current Market Price per share of Common Stock on the record date.

          The adjustment shall be made successively whenever any such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights or warrants. If at the end of the period during which such warrants or rights are exercisable not all warrants or rights shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

          This sub-section does not apply to any rights or other securities issued under or in respect of any poison pill or similar rights plan adopted by the Corporation.

          (c) Adjustment for Other Distributions.  If the Corporation
              ----------------------------------
distributes to all holders of its Common Stock any securities of the Corporation or any rights or warrants to purchase any securities of the Corporation other than pursuant to 3(a) or (b) above, the Board of Directors of the Corporation shall offer the Warrantholder the right to exercise this Warrant and participate in any such distribution as if this Warrant had been exercised immediately prior to such action.

          This sub-section does not apply to any rights or other securities issued under or in respect of any poison pill or similar rights plan adopted by the Corporation.

          (d) Current Market Price.  The "Current Market Price" per share of
              --------------------
Common Stock on any date is the average of the Quoted Prices of the Common Stock during the four trading weeks before the date in question. In the absence of one or more such quotations, the Corporation shall determine the current market price on the basis of such quotations as it considers appropriate. As used herein, the "Quoted Price" of the Common Stock is the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the last sale price regular way for the Common Stock as published by NASDAQ, or if such last price is not so published by NASDAQ or if no such sale takes place on such day, the mean between the closing bid and asked prices for the Common Stock as published by NASDAQ or in the absence of any of the foregoing, the fair market value as determined by the Board of Directors (whose determination shall be conclusive).

          (e) When Adjustment May Be Deferred.  No adjustment in the Exercise
              -------------------------------
Price need be made unless the adjustment would require an increase or decrease of at least 2% in the Exercise Price. Any adjustments that are not made shall be continued forward and taken into account in any subsequent adjustment.

          All calculations under this Section shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

          (f) When No Adjustment Required.  No adjustment need be made for a
              ---------------------------
transaction referred to in Sections 3(a), 3(b) or 3(c) if the Warrantholder is entitled to participate in the transaction on a basis and with such notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction (to the extent such actual participation occurs). [No adjustment need be made for any rights to purchase Common Stock pursuant to the Fourth Amended Plan of Reorganization of American Century Corporation filed under Chapter 11 of the Bankruptcy Code, 11 U.S.C. (S) 101 et. seq. in the United States Bankruptcy Court for the Western District of Texas, San Antonio Division or a Corporation plan for reinvestment of dividends or interest.]

          No adjustment need be made for any exercise of conversion rights of the Corporation's Series 1990 10% Convertible Preferred Stock or its Series 1995 8% Convertible Preferred Stock or any redemption of either Series of Preferred Stock with any combination of cash or securities of the Corporation.

          No adjustment need be made for a change in the par value or no par value of the Common Stock.

          To the extent this Warrant becomes exercisable for cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

          (g) Notice of Certain Transactions.  If (i) the Corporation takes any
              ------------------------------
action that would require an adjustment in the Exercise Price pursuant to Sections 3(a), 3(b) or 3(c) and if the Corporation does not allow the holder hereof to participate pursuant to Section 3(f) or (ii) there is a liquidation or dissolution of the Corporation, the Corporation shall mail to the Warrantholder a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Corporation shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

          (h) Reorganization of Corporation.  If the Corporation is a party to a
              -----------------------------
transaction in which the Corporation consolidates or merges with or into, or transfers or leases all or substantially all of its assets to, any person, or a merger which reclassifies or changes its outstanding Common Stock, upon consummation of such transaction the Warrant shall automatically become exercisable for the kind and amount of securities, cash or other assets which the Warrantholder would have owned immediately after the consolidation, merger, transfer or lease if the Warrantholder had exercised such Warrant immediately before the effective date of the transaction.

          If this sub-section applies, Sections 3(a), 3(b) or 3(c) hereof do not apply to such transaction.

          (i) Par Value.  Before taking any action which would cause an
              ---------
adjustment reducing the Exercise Price below the then par value (if any) of the Common Stock deliverable upon exercise hereof, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable Common Stock at such adjusted Exercise Price.

          (j) Continued Validity.  Irrespective of any adjustments or changes in
              ------------------
the Exercise Price or the number of shares of Common Stock actually purchasable under this Warrant, this Warrant may continue to express the Exercise Price per share and the number of shares purchasable hereunder as the Exercise Price per share and the number of shares purchasable were expressed upon such Warrant when initially issued, without the necessity of issuing a new Warrant in replacement hereof.

     4.   Fractional Shares.  No fractional shares of Common Stock will be
          ------------------
issued in connection with any exercise of a Warrant, but rather the number of such shares shall be rounded up or down to the nearest whole number. No cash payments shall be made in lieu of fractional shares of Common Stock otherwise issuable upon such conversion.

     5.   Reservation of Shares.  The Corporation covenants that until the
          ----------------------
Expiration Date it will reserve from the aggregate of its authorized and unissued Common Stock and issued Common Stock held in its treasury a sufficient number of shares to provide for the issuance of Common Stock upon exercise of a Warrant. The Corporation will take all such actions as may be necessary to insure that all shares of capital stock delivered upon exercise of a Warrant win be duly and validly authorized and issued and fully paid and non-assessable.

     6.   Payment of Taxes.  The Warrantholder will pay all documentary stamp
          ----------------
taxes attributable to the initial issuance of shares of Common Stock upon the exercise of a Warrant prior to the close of business on the Expiration Date or upon the conversion thereof after the Expiration Date. The Corporation shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant or any certificates for shares of Common Stock in a name other than that of the registered holder of a Warrant surrendered upon the exercise or conversion of a Warrant, and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

     7.   Warrant Nontransferable.  This Warrant and all rights hereunder are
          -----------------------
transferable only in accordance with the terms and conditions of that certain Purchase Agreement.

     8.   Stock Purchase Warrant Exchangeable for Different Denominations.  This
          ---------------------------------------------------------------
Warrant is exchangeable, upon the surrender hereof by the Warrantholder at the principal office of the Corporation, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Warrantholder at the time of such surrender. The date the Corporation initially issued this Warrant shall be deemed to be the "Date of Issuance" regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants".

     9.   Securities Law Restrictions; Legend.  This Warrant, any new Warrant
          -----------------------------------
issued to evidence any rights hereunder and any shares of Common Stock issued upon the exercise hereof and thereof may not be sold, transferred, assigned or otherwise disposed of unless such sale, transfer, assignment or disposition is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") and is qualified or registered under all applicable state securities laws, or the Corporation receives an opinion of counsel, reasonably satisfactory to the Corporation, stating that such sale, transfer, assignment or disposition is exempt from the registration or qualification and prospectus delivery requirements of the Securities Act and the applicable state securities laws.

          This Warrant and any new Warrant issued to evidence rights hereunder shall have imposed thereon the following legend:

          THE WARRANTS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THEY MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR A VALID EXEMPTION THEREFROM.

          Each certificate representing shares of Common Stock issued upon the exercise hereof or upon the exercise of any new Warrant issued to evidence rights hereunder shall bear a legend to the following effect unless the Corporation shall have received an opinion of its counsel, reasonably satisfactory to the Corporation, to the effect that such legend is unnecessary under the Securities Act:

          THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THEY MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR A VALID EXEMPTION THEREFROM.

     10.  Replacement.  Upon receipt of evidence reasonably satisfactory to the
          -----------
Corporation (an affidavit of the Warrantholder being satisfactory to the Corporation in its sole discretion) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate.

     11.  Notices to Warrantholders.  Whenever the Exercise Price is adjusted as
          -------------------------
provided in Section 3 above, the Corporation will promptly compute such adjustment and prepare and furnish a certificate setting forth the adjusted Exercise Price, the number of shares of Common Stock purchasable upon exercise of the Warrant as so adjusted and a brief statement of the facts accounting for such adjustment, and will mail a brief summary thereof to the Warrantholder at his last address as it appears on the Warrant transfer records of the Corporation.

     12.  Notices to Corporation and Warrantholder.  All notices and other
          ----------------------------------------
communications hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail, return receipt requested, to the Warrantholder at the address shown on the records of the Corporation; and to the Corporation at 327 Congress Avenue, Suite 200, Austin, Texas, 78701, Attention:
President. Both the Warrantholder and the Corporation may change the address for service by service of written notice to the other as herein provided.

     13.  Supplements and Amendments.  The Corporation may from time to time
          --------------------------
supplement or amend this Warrant without the consent or concurrence of Warrantholder in order to cure any ambiguity, manifest error or other mistake in this Agreement, or to make provision in regard to any matters or questions arising hereunder which the Corporation may deem necessary or desirable and which shall not adversely affect, alter or change the interests of the Warrantholder. In addition, the Corporation may further amend this Warrant upon the consent of the holders of a majority of the shares of Common Stock issuable upon the exercise of all Warrants then outstanding and unexercised which were issued pursuant to that certain Note and Warrant Purchase Agreement, dated February 7, 1997.

     14.  Governing Law.  THIS WARRANT SHALL BE CONSTRUED IN ACCORDANCE WITH AND
          -------------
GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

     15.  Benefits of This Agreement.  Nothing in this Warrant shall be
          --------------------------
construed to give to any person or corporation other than the Corporation and the Warrantholder any legal or equitable right, remedy or claim under this Warrant; and this Warrant shall be for the sole and exclusive benefit of the Corporation and the Warrantholder.


     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed, as of the day and year first above written.

                              TESCORP, INC.


                              By:
                                  ----------------------------------------------
                                  Jack S. Gray, Jr.
                                  President




                                   EXHIBIT A
                                   ---------

                               EXERCISE AGREEMENT
                               ------------------


To:  TESCORP, INC.                  Dated:

     The undersigned, pursuant to the provisions set forth in the attached Stock Purchase Warrant hereby agrees to subscribe for and purchase _____________ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.



     Signature
              -------------------------------


     Address
            ---------------------------------